Securian Funds Trust

(the “Trust”)

SFT Core Bond Fund

(the “Fund”)

Supplement dated September 12, 2023, to the Prospectus of the Trust, dated May 1, 2023, as supplemented to date (the “Prospectus”), and the Statement of Additional Information of the Trust, dated May 1, 2023, as supplemented to date (the “SAI”).

Effective September 6, 2023, Jerry Cudzil and Ruben Hovhannisyan are added as portfolio managers for the Fund.

Effective December 31, 2023, Laird Landmann is removed as a portfolio manager for the Fund. On December 31, 2023, all references to Mr. Landmann as a portfolio manager of the Fund are removed from the Prospectus and SAI.

Please retain this supplement for future reference.

F104937 09-2023